Exhibit 10.3
AMENDMENT OF AMENDED AND RESTATED SENIOR SECURED PROMISSORY NOTE
This Amendment of Amended and Restated Senior Secured Promissory Note (this “Amendment”), dated effective as of July 31, 2026 (the “Effective Date”), is entered into by and between R2 Technologies, Inc., a Delaware corporation (the “Company”), and Lancer Capital LLC (“Investor”). Capitalized terms used herein, but not otherwise defined herein, shall have the meaning assigned to them in the Note (as defined below).
RECITALS
WHEREAS, the Company and Investor are parties to that certain Amended and Restated Senior Secured Promissory Note, dated as of August 4, 2025 (the “Note”); and
WHEREAS, the Company and the undersigned Investors desire to amend the Note to extend the Maturity Date as provided herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt of which is hereby acknowledged, the Company and Investor hereby agree as follows:
1.    Maturity Date. Section 1(c)(i) of the Note is hereby amended to read “December 31, 2026.”
2.    Effect on Note. The term “Note” as used in the Note shall at all times refer to, collectively, the Note as amended by this Amendment. Except as amended hereby, the Note shall remain in full force and effect.
3.    Expenses. The Company agrees to pay all reasonable attorneys’ fees incurred by Investor in connection with this Amendment.
4.    Further Instruments. The undersigned parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Amendment.
5.    Applicable Law; Entire Agreement; Amendments. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware as it applies to agreements between Delaware residents, entered into and to be performed entirely within Delaware. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.
6.    Counterparts; Electronic Delivery. This Amendment may be executed and delivered electronically and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Page Follows]

The parties have executed this Amendment of Amended and Restated Senior Secured Promissory Note as of the date first written above.

R2 TECHNOLOGIES, INC.

By:	/s/ Tim Holt
Name:	Timothy Holt
Title:	Chief Executive Officer

LANCER CAPITAL LLC

By: Avram Glazer Irrevocable Exempt Trust, its Sole Member

By:	/s/ Avram Glazer
Name:	Avram Glazer
Title:	Trustee